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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Home Products International, Inc. (the "Company") on Form 10-Q for the period ended March 29, 2003 as filed with the Securities and Exchange Commission on May 12, 2003, I, James E. Winslow, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JAMES E. WINSLOW
James E. Winslow
Executive Vice President and Chief Financial Officer
May 12, 2003

A signed original of this written statement required by Section 906 has been provided to Home Products International, Inc. and will be retained by Home Products International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.